                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                    _______________________________________


                                   FORM 8-K

                    _______________________________________



                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 26, 2001


                           PRIME GROUP REALTY TRUST
            (Exact name of registrant as specified in its charter)


MARYLAND                                1-13589               36-4173047
------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation)                           Number)           Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois               60601
------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (312)917-1300

                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

     On February 26, 2001, Prime Group Realty Trust, (the "Registrant") made available additional financial and operational information concerning the Registrant and properties owned by it or its' subsidiaries as of December 31, 2000, in the form of a Supplemental Information Package, a copy of which is included as an exhibit to this filing. The Supplemental Information Package is available on the Registrant's Internet site (www.pgrt.com). The supplemental
                                             ------------
package is also available upon request as specified therein.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 23, 2001                        PRIME GROUP REALTY TRUST

                                               By: _____________________________

                                                   Louis G. Conforti
                                                   Co-President and Acting
                                                   Chief Financial Officer

                      [LOGO OF PRIME GROUP REALTY TRUST]

                               Table of Contents

Company Overview                                                                            Page
       Corporate Profile                                                                      2
       Board of Trustees/Executive Officers/Fourth Quarter Highlights                         3

Quarterly and Year to Date Financial Results

       Consolidated Statement of Income-4th Quarter                                           5
       Consolidated Statement of Income Year-to-date                                          7
       Consolidated Balance Sheet Year-to-date                                                9
       Calculation of Funds from Operations and Funds Available for Distribution             10

Quarterly and Year to Date Operating Information

       Leasing Activity Analysis                                                             11
       Office Lease Expiration Schedule                                                      12
       Industrial Lease Expiration Schedule                                                  13
       Same Store Analysis                                                                   14
       Development Projects                                                                  15

Market Capitalization Information

       Indebtedness Activity                                                                 16
       Capital Events                                                                        17
       Market Capitalization                                                                 18
       Indebtedness Schedule                                                                 19
       Indebtedness Allocation                                                               20
       Interest Rate Hedge Agreements                                                        21
       Indebtedness Maturities Summary                                                       22

Portfolio Information

       Total Office and Industrial Properties and Square Feet Owned and Under Contract       23
       Property Summary                                                                      24
       Largest Office Tenants by Annualized Base Rent                                        26
       Largest Office Tenants by Percentage of Square Footage in Portfolio                   27
       Largest Industrial Tenants by Annualized Base Rent                                    28
       Largest Industrial Tenants by Percentage of Square Footage in Portfolio               29
       PGE Stock Performance YTD                                                             30

Investor Information                                                                         31


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
1                                 (NYSE: PGE)                            4Q 2000

                      [LOGO OF PRIME GROUP REALTY TRUST]

                               Corporate Profile

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in the Chicago metropolitan area. The Company's portfolio consists of 27 office properties containing an aggregate of approximately 9.2 million net rentable square feet and 31 industrial properties containing an aggregate of approximately 4.2 million net rentable square feet. The portfolio also includes approximately 202.8 acres of developable land and rights to acquire more than
173.5 additional acres of developable land, which management believes could be developed with approximately 7.2 million rentable square feet of office and industrial space. In addition, the Company has an equity ownership interest in three development joint ventures which are developing 2.7 million rentable square feet of office space in downtown Chicago and 0.2 million of rentable office space in suburban Chicago.

In terms of net rentable square feet, approximately 89.2% of our office properties and all of our industrial properties are located in the Chicago metropolitan area in prime business locations within established business communities. The properties located in metropolitan Chicago account for approximately 89.8% of our total rental and tenant reimbursement revenue for the twelve months ended December 31, 2000. Our remaining office properties are located in Cleveland, Ohio; Phoenix, Arizona; Knoxville, Tennessee; and Milwaukee, Wisconsin.

We intend to access multiple sources of capital to fund future acquisition and development activities. These capital sources may include undistributed cash flow, borrowing under credit facilities, proceeds from the issuance of long-term, tax-exempt bonds, joint venture arrangements, property sales, the issuance and sale of debt or equity securities and other bank and/or institutional borrowings. There can be no assurance that any such financing will be obtained.

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
2                                 (NYSE: PGE)                            4Q 2000

                               Board of Trustees

Richard S. Curto
Chief Executive Officer, Prime Group Realty Trust

Jacque M. Ducharme
President, Julien J. Studley, Inc.

Stephen J. Nardi
Vice-Chairman of the Board, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

Michael W. Reschke
Chairman of the Board, Prime Group Realty Trust

The Honorable Governor James R. Thompson
Partner and Chairman of the Executive Committee, Winston & Strawn


                              Executive Officers
                              ------------------

Michael W. Reschke
Chairman of the Board, Trustee

Richard S. Curto
Chief Executive Officer, Trustee

Richard S. Abraham
Co-President, CEO Prime Realty Services

Louis G. Conforti
Co-President, Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

James F. Hoffman
Senior Vice-President, General Counsel and Secretary

Edward S. Hadesman
President, Industrial Division

Philip A. Hoffer
Executive Vice President, RE Operations and Asset Management

Steve R. Baron
Executive Vice President

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
3                                 (NYSE: PGE)                            4Q 2000

                           Fourth Quarter Highlights


Excluding non-operating charges, diluted FFO per share for the fourth quarter was $0.43, a 15.7% decrease from $0.51 per diluted share reported for the fourth quarter of 1999. Diluted FFO per share for the full year was $1.91, a 12.0% decrease over 1999 diluted FFO per share of $2.17.

The Company realized "same-store" growth in property level net operating income of 12.3% for the 9.2 million square feet of office and industrial properties that were owned during both the 1999 and 2000 fourth quarters.

Driven by strong leasing activity in 2000, the Company signed 171 new leases totaling 1,449,337 square feet and renewed 107 leases totaling 1,134,584 square feet. Lease renewals averaged a 16.4% increase over prior net rents.

During the year, the Company sold seven office buildings, nine industrial properties, four land parcels and a parking facility for a net consideration of $170.0 million, consisting of net cash proceeds of $71.5 million and debt retirement of $98.5 million.

On December 21, 2000, the Company formed a new joint venture with Multi-Employers Development Partnership, L.P., to develop the last two phases of its Pine Meadow Corporate Center in Libertyville, Illinois.

On December 22, 2000, the Company sold its Monroe/Wacker development site for $62.5 million to a newly-formed joint venture between Prime Group Realty Trust and an affiliate of Pritzker Realty Group, L.P. The joint venture will develop a 60-story office tower to serve as the future headquarters for Hyatt Corporation and other Pritzker-affiliated entities.


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
4                                 (NYSE: PGE)                            4Q 2000

Consolidated Statements of Income (000's omitted, except per share data) (Unaudited) December 31, 2000

                                                                                            Three Months ended
                                                                                               December 31
                                                                                          2000              1999
                                                                                     ------------------------------
Revenue
Rental                                                                               $    34,443       $    27,881
Tenant reimbursements                                                                     17,557            11,166
Other property revenues                                                                    1,786             4,498
Mortgage note interest                                                                         -             2,109
Interest income and other                                                                  1,684              (887)
                                                                                     ------------------------------
Total Revenue                                                                             55,470            44,767
Expenses
Property operations                                                                       15,267            11,241
Real estate taxes                                                                         10,061             8,100
Depreciation and amortization                                                              8,661             7,876
Interest                                                                                  13,297             9,826
General and administrative                                                                 3,498             2,093
Provision for asset impairment                                                             1,000                 -
Strategic alternative costs                                                                  717                 -
                                                                                     ------------------------------
Total Expenses                                                                            52,501            39,136
                                                                                     ------------------------------

Income before (loss) gain on sales of real estate, minority interests and extraordinary items and cumulative effect
   of change in accounting principle                                                       2,969             5,631
(Loss) gain on sales of real estate, net                                                  (7,774)              568
                                                                                     ------------------------------
(Loss)income before minority interests and extraordinary items, and
   cumulative effect of change in accounting principle                                    (4,805)            6,199
Minority interests                                                                         3,498            (1,440)
                                                                                     ------------------------------
(Loss)income before extraordinary items and cumulative effect of
   change in accounting principle                                                         (1,307)            4,759
Extraordinary items: loss on extinguishment of debt, net of minority
   interests in the amount of $447 in 2000 and $178 in 1999, respectively                   (911)             (253)
                                                                                     ------------------------------
(Loss) income before cumulative effect of change in
   accounting principle                                                                   (2,218)            4,506
Cumulative effect of change in revenue recognition, net of minority
   interests of $1,140                                                                    (1,843)                -
                                                                                     ------------------------------
Net (loss)income                                                                          (4,061)            4,506
Net (loss)income allocated to preferred shareholders                                      (3,037)           (3,036)
                                                                                     ------------------------------
Net (loss)income allocated to common shareholders                                    $    (7,098)      $     1,470
                                                                                     ==============================

Net (loss) income available per weighted-average common share
   of beneficial interest - basic                                                    $     (0.46)      $      0.10
                                                                                     ==============================
Net (loss) income available per weighted-average common share
   beneficial interest - diluted                                                     $     (0.46)      $      0.10
                                                                                     ==============================


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
5                                 (NYSE: PGE)                            4Q 2000

(000's omitted, except per share data)
(Unaudited)
December 31, 2000

                                                                                    Three Months Ended
                                                                                        December 31
                                                                                    2000            1999
                                                                               ---------------------------
Net (loss)income allocated to common shareholders                               $  (7,098)       $  1,470
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization                                       8,928           7,106
    Amortization of costs for leases assumed                                          210             163
    Joint venture adjustments                                                         701             875
    Adjustment for sale of operating property                                         439            (224)
    Extraordinary loss on extinguishment of debt                                      911             253
    Minority interests                                                             (3,498)          1,440
    Cumulative effect of change in revenue recognition                              1,843               -
                                                                               ---------------------------
Funds from Operations, including straight-line
    rental revenue                                                              $   2,436        $ 11,083

    Straight line rental revenue                                                   (2,483)         (1,418)
    Straight line rental revenue from joint venture                                  (277)           (220)
                                                                               ---------------------------
Funds from Operations, excluding straight-line
    rental revenue                                                              $    (324)       $  9,445
                                                                               ===========================

Funds from Operations per common share of beneficial interest, including straight-line rental revenue:

        Basic                                                                   $    0.09        $   0.43
                                                                               ===========================
        Diluted (1)                                                             $    0.09        $   0.43
                                                                               ===========================

Funds from Operations per common share of beneficial interest, excluding straight-line rent revenue:

        Basic                                                                   $   (0.01)       $   0.37
                                                                               ===========================
        Diluted (2)                                                             $   (0.01)       $   0.37
                                                                               ===========================

Weighted average shares of beneficial interest:

        Basic                                                                      26,346          25,855
                                                                               ===========================
        Diluted (3)                                                                26,450          27,914
                                                                               ===========================

(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $786 in 1999. The 2.0 million Series A Convertible Preferred Shares are antidilutive in 2000.
(2) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $786 in 1999. The 2.0 million Series A Convertible Preferred Shares and 0.1 million of stock options are antidilutive in 2000.
(3) The weighted average shares of beneficial interest in 2000 excludes the 2.0 million Series A Convertible Preferred Shares as such shares are antidilutive.

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
6                                 (NYSE: PGE)                            4Q 2000

Consolidated Statements of Income
(000's omitted, except per share data)
(Unaudited)
December 31, 2000

                                                                                         Year Ended
                                                                                        December 31
                                                                                     2000         1999
                                                                                 ------------------------
Revenue
Rental                                                                            $ 135,762    $ 126,687
Tenant reimbursements                                                                67,032       50,171
Other property revenues                                                               8,093       11,201
Mortgage note interest                                                                4,864        6,926
Interest income and other                                                             7,513        1,569
                                                                                 ------------------------
Total Revenue                                                                       223,264      196,554
Expenses
Property operations                                                                  54,638       44,446
Real estate taxes                                                                    39,817       34,470
Depreciation and amortization                                                        37,449       33,258
Interest                                                                             55,755       42,648
Loss on land development option                                                           -          600
General and administrative                                                           10,359        7,565
Provision for asset impairment                                                        1,000            -
Strategic alternative costs                                                             717            -
                                                                                 ------------------------
Total Expenses                                                                      199,735      162,987
                                                                                 ------------------------

Income before (loss) gain on sales of real estate, minority interests and extraordinary items and cumulative effect
  of change in accounting principle                                                  23,529       33,567
(Loss) gain on sales of real estate, net                                             (2,057)      53,050
                                                                                 ------------------------
Income before minority interests and extraordinary items, and
   cumulative effect of change in accounting principle                               21,472       86,617
Minority interests                                                                   (3,564)     (30,687)
                                                                                 ------------------------
Income before extraordinary items and cumulative effect of
   change in accounting principle                                                    17,908       55,930
Extraordinary items: loss on extinguishment of debt, net of minority interests in the amount of $1,347 in 2000 and $754 for the years ended
    December 31, 2000 and 1999, respectively                                         (2,176)      (1,082)
                                                                                 ------------------------
Income before cumulative effect of change in
    accounting principle                                                             15,732       54,848
Cumulative effect of change in revenue recognition, net of minority
    interests of $1,140                                                              (1,843)           -
                                                                                 ------------------------
Net income                                                                           13,889       54,848
Net income allocated to preferred shareholders                                      (12,147)     (12,103)
                                                                                 ------------------------
Net income allocated to common shareholders                                       $   1,742    $  42,745
                                                                                 ========================

Net income available per weighted-average common share
   of beneficial interest -basic                                                  $    0.11    $    2.82
                                                                                 ========================
Net income available per weighted-average common share
   beneficial interest - diluted                                                  $    0.11    $    2.81
                                                                                 ========================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                           4Q 2000

(000's omitted, except per share data)
(Unaudited)
December 31, 2000

                                                                                        Year Ended
                                                                                        December 31
                                                                                    2000           1999
                                                                                 -------------------------
Net income allocated to common shareholders                                      $  1,742       $  42,745
Adjustments to reconcile to Funds from Operations:
    Real estate depreciation and amortization                                      33,931          30,549
    Amortization of costs for leases assumed                                          833             899
    Joint venture adjustments                                                       3,291             875
    Adjustment for sale of operating property                                      (3,395)        (52,706)
    Extraordinary loss on extinguishment of debt                                    2,176           1,082
    Minority interests                                                              3,564          30,687
    Cumulative effect of change in revenue recognition                              1,843               -
                                                                                 -------------------------
Funds from Operations, including straight-line
    rental revenue                                                               $ 43,985       $  54,131

    Straight line rental revenue                                                   (9,358)         (3,263)
    Straight line rental revenue from joint venture                                  (751)           (220)
                                                                                 -------------------------
Funds from Operations, excluding straight-line
    rental revenue                                                               $ 33,876       $  50,648
                                                                                 =========================

Funds from Operations per common share of beneficial interest, including straight-line rental revenue:

        Basic                                                                    $   1.67       $    2.11
                                                                                 =========================
        Diluted (1)                                                              $   1.64       $    2.06
                                                                                 =========================

Funds from Operations per common share of beneficial interest, excluding straight-line rent revenue:

        Basic                                                                    $   1.29       $    1.97
                                                                                 =========================
        Diluted (1)                                                              $   1.28       $    1.94
                                                                                 =========================

Weighted average shares of beneficial interest:

        Basic                                                                      26,286          25,700
                                                                                 =========================
        Diluted                                                                    28,416          27,763
                                                                                 =========================

(1) Assumes conversion of Series A Cumulative Convertible Preferred Shares into common stock and an add back to FFO of the related dividend of $3,103 in 1999. The 2.0 million Series A Convertible Preferred Shares are antidilutive in the fourth quarter of 2000.

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                          4Q 2000

Consolidated Balance Sheets
(000's omitted, except per share data)
(Unaudited)
December 31, 2000

                                                                                             December 31
                                                                                          2000         1999
                                                                                     --------------------------
Assets
Real estate, at cost:
   Land                                                                              $    196,693  $   183,295
   Building and improvements                                                              943,700      928,567
   Tenant improvements                                                                     63,527       39,232
                                                                                     --------------------------
                                                                                        1,203,920    1,151,094
   Accumulated depreciation                                                               (62,832)     (37,977)
                                                                                     --------------------------
                                                                                        1,141,088    1,113,117
   Property under development                                                             112,002      125,724
                                                                                     --------------------------
                                                                                        1,253,090    1,238,841
Investments in and advances to unconsolidated real estate joint ventures                   38,980        2,287
Mortgage note receivable                                                                        -       82,687
Cash and cash equivalents                                                                  22,694       19,910
Tenant receivables                                                                          6,153       11,438
Restricted cash escrows                                                                    63,733       43,397
Deferred rent receivable                                                                   16,888        9,501
Deferred costs, net                                                                        28,403       26,901
Other                                                                                       9,152        9,213
                                                                                     --------------------------
Total assets                                                                         $  1,439,093  $ 1,444,175
                                                                                     ==========================

Liabilities and Shareholders' Equity
Mortgage notes payable                                                               $    742,021  $   705,194
Credit facilities                                                                               -       19,527
Bonds payable                                                                              57,150       74,450
Accrued interest payable                                                                    4,353        3,508
Accrued real estate taxes                                                                  39,319       40,689
Accounts payable and accrued expenses                                                      57,440       36,133
Liabilities for leases assumed                                                              2,228        3,235
Dividends payable                                                                           8,254        8,122
Other                                                                                      13,359       10,909
                                                                                     --------------------------
Total liabilities                                                                         924,124      901,767
Commitments and contingencies                                                                   -            -
Minority interests:
   Operating Partnership                                                                  151,206      168,070
   Other                                                                                    2,000        1,000
      Series A - Cumulative Convertible Preferred Shares, 2,000,000 shares
      designated, issued and outstanding at December 31, 2000 and 1999                     39,850       39,703
Shareholders' equity:
   Preferred Shares, $0.01 par value; 30,000,000 shares authorized:
      Series B - Cumulative Redeemable Preferred Shares, 4,000,000 shares
       designated, issued and outstanding at December 31, 2000 and 1999                        40           40
      Common Shares, $0.01 par value; 100,000,000 shares authorized;
       15,599,518 and 15,189,438 shares issued and outstanding
       at December 31, 2000 and 1999, respectively                                            156          152
   Additional paid-in capital                                                             328,687      321,357
    (Distributions in excess of) retained earnings                                         (6,970)      12,086
                                                                                     --------------------------
Total shareholders' equity                                                                321,913      333,635
                                                                                     --------------------------
Total liabilities and shareholders' equity                                           $  1,439,093  $ 1,444,175
                                                                                     ==========================

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                           4Q 2000

Funds from Operation

Using New NAREIT Definition

(Unaudited)

                                                                     Three Months
                                                               Ended             Ended
                                                            December 31       September 30
                                                               2000               2000
                                                         ------------------------------------
Net (Loss) Income Allocated to Common Shareholders       $      (7,098,000)   $     5,777,000

FFO Adjustments
---------------
Real Estate Depreciation and Amortization                        8,928,000          8,302,000
Amortization of Costs for Leases Assumed                           210,000            206,000
Joint Venture Adjustments                                          701,000            865,000
Adjustment for sale of operating properties                        439,000         (8,302,000)
Minority Interests                                              (3,498,000)         4,689,000
Extraordinary Loss                                                 911,000            857,000
Cumulative effect of change in revenue recognition               1,843,000                  -
                                                         ------------------------------------

Basic Funds from Operations                                      2,436,000         12,394,000
Convertible Preferred Share Distributions                                -            786,000
                                                         ------------------------------------

Diluted Funds from Operations                            $       2,436,000    $    13,180,000
                                                         ====================================

Weighted Average Shares
-----------------------
Common Shares Outstanding                                       15,590,682         15,542,616
Operating Partnership Units Outstanding                         10,755,075         10,817,911
                                                         ------------------------------------
Weighted Average Shares-Basic                                   26,345,757         26,360,527

Convertible Preferred Shares Outstanding(1)                              -          2,000,000
Effect of Diluted Securities-Employee Stock Options                104,407            199,269
                                                         ------------------------------------
Weighted Average Shares - Diluted(1)                            26,450,164         28,559,796
                                                         ====================================

Basic Funds from Operations per Share                    $            0.09    $          0.47
Diluted Funds from Operations per Share                  $            0.09    $          0.46

(1) The weighted average shares of beneficial interest in 2000 excludes the 2.0 million Series A Convertible Preferred Shares as such shares are antidilutive.


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
10                                (NYSE: PGE)                            4Q 2000

Leasing Activity Analysis
December 31, 2000

                       ---------------------------------------------------------------------------------------------------------
                         09/30/00      12/31/00                                                      12/31/00            Number
4th QTR NEW                   Net           New       09/30/00        09/30/00       12/31/00        Occupied           of Move
LEASING                  Rentable      Rentable      Leased SF     Occupied SF      Leased SF              SF              Outs
                       ---------------------------------------------------------------------------------------------------------
Downtown Office*        5,537,105     5,536,134     5,329,419        5,286,586      5,369,539       5,318,715               6
Suburban Office         3,359,947     3,363,946     3,235,522        3,192,133      3,261,501       3,239,854               5
                       ---------------------------------------------------------------------------------------------------------
Total Office            8,897,052     8,900,080     8,564,941        8,478,719      8,631,040       8,558,569              11

Industrial              4,187,030     4,187,030     3,903,924        3,584,851      3,903,924       3,903,924               0
                       ---------------------------------------------------------------------------------------------------------
Total Portfolio        13,084,082    13,087,110    12,468,865       12,063,570     12,534,964      12,462,493              11
                       =========================================================================================================

                       -----------------------------------------------------------------------------------------
                        SF of         Number                    09/30/00     09/30/00                   12/31/00
4th QTR NEW             Move          of New      SF of New       Leased     Occupied     12/31/00      Occupied
LEASING                 Outs          Leases        Leasing            %            %     Leased %             %
                       -----------------------------------------------------------------------------------------
Downtown Office*        11,927        12             66,510        96.2%        95.5%        97.0%         96.1%
Suburban Office         13,543        14             50,806        96.3%        95.0%        97.0%         96.3%
                      ------------------------------------------------------------------------------------------
Total Office            25,470        26            117,316        96.3%        95.3%        97.0%         96.2%

Industrial                   0         0                  0        93.2%        85.6%        93.2%         93.2%
                      ------------------------------------------------------------------------------------------
Total Portfolio         25,470        26            117,316        95.3%        92.2%        95.8%         95.2%
                      ==========================================================================================


                       ---------------------------------------------------------------------------------------------------------
                         01/01/00      12/31/00                                                      12/31/00            Number
                              Net           New       01/01/00        01/01/00       12/31/00        Occupied           of Move
YTD NEW LEASING          Rentable      Rentable      Leased SF     Occupied SF      Leased SF              SF              Outs
                       ---------------------------------------------------------------------------------------------------------
Downtown Office*        6,170,199     5,536,134      5,637,018       5,546,617      5,369,539       5,318,715            32
Suburban Office         3,608,127     3,363,946      3,407,719       3,256,823      3,261,501       3,239,854            44
                       ---------------------------------------------------------------------------------------------------------
Total Office            9,778,326     8,900,080      9,044,737       8,803,440      8,631.040       8,558,569            76

Industrial              5,252,112     4,187,030      4,444,779       4,444,779      3,903,924       3,903,924             5
                       ---------------------------------------------------------------------------------------------------------
Total Portfolio        15,030,438    13,087,110     13,489,516      13,248,219     12,534,964      12,462,493            81
                       =========================================================================================================
                      ------------------------------------------------------------------------------------------
                         SF of         Number                   01/01/00     01/01/00                   12/31/00
                          Move        of New      SF of New       Leased     Occupied     12/30/00      Occupied
YTD NEW LEASING           Outs        Leases        Leasing            %            %     Leased %             %
                      ------------------------------------------------------------------------------------------
Downtown Office*        87,845         71           298,075        91.4%        89.9%        97.0%         96.1%
Suburban Office        263,017         93           516,546        94.4%        90.3%        97.0%         96.3%
                      ------------------------------------------------------------------------------------------
Total Office           350,862        164           814,621        92.5%        90.0%        97.0%         96.2%

Industrial             152,133          7           634,716        84.6%        84.6%        93.2%         93.2%
                      ------------------------------------------------------------------------------------------
Total Portfolio        502,995        171         1,449,337        89.7%        88.1%        95.8%         95.2%
                      ==========================================================================================

                         -----------------------------------------------------------------------------------------
4TH QTR                   Number                        SF of                                 Renewal            %
RENEWAL                       of       SF up for        Leases       Renewal    Old Net      Net Rent     Increase
LEASING                  Renewals        Renewal      Renewed     Percentage       Rent          Avg.      in Rent
                         -----------------------------------------------------------------------------------------
Downtown Office *          15             55,160       43,233          78.4%     $13.59        $14.32        5.41%
Suburban Office            10             69,221       49,178          71.0%     $12.05        $14.07       16.76%
                         -----------------------------------------------------------------------------------------
Total Office               25            124,381       92,411          74.3%     $12.77        $14.19       11.11%

Industrial                  1            117,512       81,328          69.2%     $ 2.87        $ 3.09        7.49%
                         -----------------------------------------------------------------------------------------
Total Portfolio            26            241,893      173,739          71.8%     $ 8.14        $ 8.99       10.51%
                         =========================================================================================

                         -----------------------------------------------------------------------------------------
                          Number                        SF of                                 Renewal            %
YTD RENEWAL                   of       SF up for        Leases       Renewal    Old Net      Net Rent     Increase
LEASING                  Renewals        Renewal      Renewed     Percentage       Rent          Avg.      in Rent
                         -----------------------------------------------------------------------------------------
Downtown Office*            51           223,356      150,612          67.4%     $11.07        $13.42       21.22%
Suburban Office             49           439,126      371,450          84.6%     $12.92        $14.33       10.91%
                         -----------------------------------------------------------------------------------------
Total Office               100           662,482      522,062          78.8%     $12.39        $14.07       13.57%

Industrial                   7           784,066      612,522          78.1%     $ 2.88        $ 3.40       17.95%
                         -----------------------------------------------------------------------------------------
Total Portfolio            107         1,446,548    1,134,584          78.4%     $ 7.26        $ 8.45       16.44%
                         =========================================================================================


* 12/31/00 includes 180 North La Salle Street, excludes 122 North Michigan Ave. and 33 North Dearborn.


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
11                                (NYSE: PGE)                            4Q 2000

Office Lease Expiration Schedule
December 31, 2000


                       Office Lease Expiration Schedule
                       --------------------------------

                                                         Average Annual
                          Annual Base**                   Rent per Net    Net Rentable     Percentage of
               Number of   Rent Under                      Rentable SF    Area Subject    Total Leased SF
Year of Lease  Expiring    Expiring      Percentage of   Represented by   to Expiring     Represented by
 Expiration     Leases     Leases       Expiring Leases  Expiring Leases  Leases (SF)     Expiring Leases
----------------------------------------------------------------------------------------------------------
   2001          174     $  16,566,239      9.94%           $16.07            1,030,847       11.32%
   2002          140        11,719,092      7.03%           $18.02              650,233        7.14%
   2003          155        13,290,532      7.98%           $16.68              796,807        8.75%
   2004          118        13,210,900      7.93%           $17.33              762,127        8.37%
   2005          117        13,343,016      8.01%           $15.28              873,507        9.59%
   2006           54        18,254,488     10.95%           $13.66            1,336,506       14.68%
   2007           32        32,342,201     19.41%           $26.26            1,231,427       13.52%
   2008           30        11,572,932      6.94%           $17.79              650,617        7.15%
   2009           19         4,940,548      2.96%           $19.10              258,694        2.84%
   2010+          50        31,408,312     18.85%           $20.74            1,514,216       16.63%
 -------        ----     -------------    -------                            ----------      -------
Total/Average    889     $ 166,648,260    100.00%           $18.30            9,104,981      100.00%
                =================================                            =============================

**Does not include Month-To-Month leases

[GRAPH APPEARS HERE]

                        Percentage of Lease Expiration*

2001     9.94%
2002     7.30%
2003     7.98%
2004     7.93%
2005     8.01%
2006    10.95%
2007    19.41%
2008     6.94%
2009     2.96%
2010    18.85%

* Based upon Annual Base Rent

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
12                                (NYSE: PGE)                            4Q 2000

Industrial Lease Expiration Schedule
December 31, 2000

                     Industrial Lease Expiration Schedule
                     ------------------------------------

                                                                        Average Annual

                           Annual Base**                        Rent per Net      Net Rentable     Percentage of
                Number of   Rent Under                           Rentable SF      Area Subject    Total Leased SF
Year of Lease   Expiring     Expiring         Percentage of     Represented by     to Expiring     Represented by
Expiration       Leases       Leases         Expiring Leases    Expiring Leases    Leases (SF)     Expiring Leases
------------------------------------------------------------------------------------------------------------------
  2001            12            1,768,100        9.90%              $5.37                329,073       7.04%
  2002            10              764,973        4.28%              $5.22                146,680       3.14%
  2003             5              690,500        3.87%              $6.14                112,499       2.41%
  2004            12            4,315,387       24.16%              $3.49              1,237,745      26.47%
  2005            10            2,108,138       11.80%              $3.65                577,618      12.35%
  2006            13            2,275,494       12.74%              $4.17                545,669      11.67%
  2007             5            1,008,201        5.64%              $4.25                237,417       5.08%
  2008             0                    -        0.00%              $0.00                      -       0.00%
  2009             1              317,033        1.77%              $4.10                 77,325      71.65%
  2010+           11            4,616,915       25.84%              $3.27              1,412,506      30.20%
  -----           --         ------------      -------                                 ---------   --------
Total/Average     79         $ 17,864,741      100.00%              $3.82              4,676,532     100.00%
              ========================================                                ============================

**Does not include Month-To-Month leases

                             [GRAPH APPEARS HERE]


                        Percentage of Lease Expiration*

2001    9.90%
2002    4.28%
2003    3.87%
2004   24.16%
2005   11.80%
2006   12.74%
2007    5.64%
2008    0.00%
2009    1.77%
2010+  25.84%

*Based upon Annual Base Rent

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
13                                (NYSE: PGE)                            4Q 2000

Same Store Analysis
December 31, 2000

                                                          12/31/2000 vs. 12/31/1999


                                   Building Size  SF Leased    SF Leased      % Leased     % Leased
                                      (SF)        12/31/2000   12/31/1999    12/31/2000   12/31/1999
                                  -------------------------------------------------------------------
Enterprise Center II                169,435        28,978         28,978        17.1%       17.1%
Enterprise Center III               291,550       291,550        291,550       100.0%      100.0%
Enterprise Center IV                 87,483        85,799         85,799        98.1%       98.1%
Enterprise Center EC                 54,070        40,000         40,000        74.0%       74.0%
Enterprise Center V                 196,475       196,475        196,475       100.0%      100.0%
Enterprise Center VI                250,266       248,255        248,255        99.2%       99.2%
HEC                                  76,821        69,825         69,825        90.9%       90.9%
Enterprise Center VII               462,131       462,131        223,266       100.0%       48.3%
Enterprise Center VIII              242,199       242,199              -       100.0%        0.0%
Enterprise Center IX                156,996       156,996        156,996       100.0%      100.0%
Enterprise Center X                 172,945       169,829        169,829        98.2%       98.2%
Arlington I-III                     304,506       304,506        304,500       100.0%      100.0%
342 Carol                            67,935        67,935         67,935       100.0%      100.0%
343 Carol                            30,084        30,084         30,084       100.0%      100.0%
370 Carol                            60,290        60,290         60,290       100.0%      100.0%
388 Carol                            40,920        40,920         40,920       100.0%      100.0%
200 Fullerton                        66,254        66,254         66,254       100.0%      100.0%
350 Randy                            25,200        18,900         25,200        75.0%      100.0%
550 Kehoe                            44,575        44,575         44,575       100.0%      100.0%
4160 Madison                         79,532        79,532         79,532       100.0%      100.0%
4211 Madison                         90,344        90,344         90,344       100.0%      100.0%
4300 Madison                        127,129       115,257        127,129        90.7%      100.0%
1051 Kirk Road                      120,004       120,004        120,004       100.0%      100.0%
1401 S. Jefferson                    17,265        17,265         17,265       100.0%      100.0%
11039 Gage                           21,935        21,935         21,935       100.0%      100.0%
11045 Gage                          136,600       136,600        136,600       100.0%      100.0%
                                  ---------------------------------------------------------------
Industrial Property Totals        3,392,944     3,206,438      2,743,540        94.5%       80.9%
# of Industrial Properties: 26


Downtown Office

33 W. Monroe                        848,638       845,174        844,853        99.6%       99.6%
208 S. LaSalle                      866,107       825,754        822,587        95.3%       95.0%
National City Center                766,965       762,522        754,449        99.4%       98.4%
                                  ---------------------------------------------------------------
Downtown Office Total             2,481,710     2,433,450      2,421,889        98.1%       97.6%
                                  ---------------------------------------------------------------

Suburban Office

2000 York                           199,711       195,259        199,711        97.8%      100.0%
2100 Swift                           58,000        58,000         58,000       100.0%      100.0%
6400 Shafer                         166,122       163,526        163,892        98.4%       98.7%
Atrium Building                      65,347        64,495         65,273        98.7%       99.9%
Citibank Office                     105,602       105,602        105,602       100.0%      100.0%
Commerce Point                      237,066       228,553        229,723        96.4%       96.9%
Continental Towers                  925,822       906,982        906,873        98.0%       98.0%
Narco River                          65,404        58,205         56,666        89.0%       86.6%
Narco Tower                          50,400        50,400         50,400       100.0%      100.0%
Olympian Office Center              173,132       171,699        156,967        99.2%       90.7%
Salt Creek                          100,838        94,775         95,839        94.0%       95.0%
Sun Annex                            25,199        24,096         25,199        95.6%      100.0%
Two Century Center                  219,842       219,842        155,288       100.0%       70.6%
Wauwatosa                           101,767        93,805         93,226        92.2%       91.6%
                                  ---------------------------------------------------------------
Suburban Office Total             2,494,252     2,435,239      2,362,659        97.6%       94.7%


Office Properties Totals
# of Office Properties: 17
                                  ---------------------------------------------------------------
                                  8,368,906     8,075,127      7,528,088        96.5%       90.0%
                                  ===============================================================

          TOTALS
Total # of Properties:  43

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
14                             (NYSE: PGE)                               4Q 2000

Development and Recently Completed Development Projects
December 31, 2000

                                                      Total Project     Net Rentable
Development Projects:               Location               Cost         Square Feet                      Status
------------------------------------------------------------------------------------------------------------------------------------
CBD Office
       Dearborn Center              Chicago, IL         $ 350,000,000   1,500,000      Leased 617,967 SF to Bank One Corporation
                                                                                       Leased 104,049 SF to Holland & Knight

Joint Venture Developments
       Monroe/Wacker                Chicago, IL            N/A          1,200,000      In design stage

       Pine Meadows Building E      Libertyville, IL    $  13,300,000      91,000      Under Construction
           950 Technology Way


Recently Completed Projects: (last 12 months)

CBD Office
       180 North LaSalle Street     Chicago, IL         $  21,500,000     770,191      Redeveloped from Class B to Class A
                                                                                       92.3% leased

Suburban Office
       Pine Meadows Building        Libertyville, IL    $  26,850,000     203,611      97.0% leased



Industrial
       2000 USG Drive               Libertyville, IL    $   9,000,000     242,200      Sold
       320 Fullerton Avenue         Carol Stream, IL    $  12,600,000     263,208      Sold
       1455 Sequoia Drive           Aurora, IL          $   9,000,000     257,600      62.0% leased to Amurol Confection Company
                                                                                            (division of Win Wrigley Jr. Company)

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
15                               (NYSE: PGE)                             4Q 2000

Indebtedness Activity
Three months ended December 31, 2000

----------------------------------------
Indebtedness Retirement:
----------------------------------------

                               Amount                               Interest      Loan       Loan
Property                      Retired          Classification         Rate     Term (yrs)  Maturity    Institution
---------------------------------------------------------------------------------------------------------------------------------
Jorie Plaza                $ 20,690,000        Variable Rate          8.63%       3.0      08/31/02    Bank United
33 West Monroe Street        65,000,000     Hedged Variable Rate      8.78%       3.0      01/31/02    Deutsche Bank BT Alex.Brown
33 West Monroe Street        12,500,000         Fixed Rate           15.00%       0.5      09/30/01    Deutsche Bank BT Alex.Brown
Dearborn Center Land          2,500,000        Variable Rate          8.84%       2.0      12/15/00    LaSalle Bank, N.A.
Monroe/Wacker Land            4,000,000        Variable Rate         10.00%       2.3      11/01/01    Corus Bank
Monroe/Wacker Land           24,000,000        Variable Rate         10.00%       0.8      05/01/01    Corus Bank

------------------------
New Indebtedness:
------------------------

                              Original                             Interest     Loan          Loan
Property                       Amount       Classification           Rate       Term (yrs)  Maturity   Institution
---------------------------------------------------------------------------------------------------------------------------------
Jorie Plaza                $ 22,800,000       Fixed Rate             8.33%       10        12/01/10    LaSalle Bank, N.A.
33 West Monroe Street        67,000,000   Hedged Variable Rate       7.03%        5        11/15/05    DGZ Dekabank
33 West Monroe Street        12,500,000   Hedged Variable Rate      10.03%        3        11/15/03    Fleet National Bank

----------------------------------------
Subsequent Indebtedness Activity:
----------------------------------------


       Property                Amount      Classification                                              Institution
---------------------------------------------------------------------------------------------------------------------------------
Dearborn Center Land       $ 11,000,000       Retired                                                  LaSalle Bank, N.A.
Monroe/Wacker                16,500,000    Fixed rate loan                                             Pritzker Realty Group
Dearborn Center             220,000,000    Senior Mortgage                                             Hypovereinsbank
Dearborn Center              55,000,000  Mezzanine Financing                                           Deutsche Bank Alex.Brown
Enterprise Drive II           6,000,000       Fixed Rate                                               Deutsche Ban Mortgage Capital
Pine Meadows Single Story    10,500,000      Variable Rate                                             Corus Bank
Pine Meadows Three Story     11,500,000       Fixed Rate                                               LaSalle Bank, N.A.


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
16                                (NYSE: PGE)                            4Q 2000

Capital Events
December 31, 2000

                                                   Net
                                                 Rentable     Acquisition                                                  Month
                                                  Square      Cost / Sales    Mortgage    Annualized    Capitalization   Acquired /
Property                           Location        Feet          Price          Debt         NOI             Rate           Sold
-----------------------------------------------------------------------------------------------------------------------------------
Acquisitions
Land:
                               Libertyville, IL    2.96 acres   $ 384,234         N/A           N/A           N/A         November

Dispositions
Office:
    4100 Madison               Hillside, IL      24,674         $ 875,100     $         -    (114,000)        N/A         December

Industrial:

Land:
    Monroe/Wacker              Chicago, IL         1.53 acres        **       $28,000,000       N/A           N/A         December
    Pine Meadows-Building E    Libertyville, IL    5.28 acres       ***           N/A           N/A           N/A         December

** The company contributed land and development costs, at a valuation of approximately $62.5 million and related debt, to a joint venture in which it receives up to a 20% interest.

*** The company contributed land and developments costs, at a valuation of approximately $1.2 million and related debt, to a joint venture in which it receives up to a 10% interest.

                  Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
17                                (NYSE: PGE)                            4Q 2000

Market Capitalization
December 31, 2000



Common Equity
-------------
Common Shares Outstanding                                             15,599,518
Operating Partnership Units                                           10,746,239
---------------------------                                      ----------------
Total Shares & Units                                                  26,345,757
PGE Share Price (1)                                                $       14.38
-------------------                                              ----------------
Common Equity Market Cap                                           $ 378,851,986

                                                                                       Cumulative
Preferred Stock                                                                          Coupon
---------------                                                                          ------
Series A Convertible Preferred                                        40,000,000          7.50%
Series B Cumulative Redeemable Preferred                             100,000,000          9.00%
                                                                 ----------------
Total Preferred                                                      140,000,000
                                                                 ----------------

Total Equity Market Capitalization                                 $ 518,851,986
                                                                 ================

Weighted Average Preferred Coupon                                    8.57%
                                                                 ================


                                                                                        Weighted
                                                                    Principal            Average
Indebtedness                                                       Outstanding        Interest Rate
------------                                                       -----------        -------------
Secured Debt                                                         799,171,243
                                                                 ----------------
Total Debt                                                          $799,171,243          8.12%
                                                                 ================

Weighted average interest rate includes the effect of the interest rate swap

Variable /Fixed Rate Breakdown
Fixed Rate Debt                                                     $367,339,079         45.97%
Variable Rate Debt                                                   431,832,164         54.03%
                                                                 ----------------
                                                                    $799,171,243
                                                                 ================

(1) Price as of 12/29/00



                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
18                                (NYSE: PGE)                            4Q 2000

Indebtedness Schedule
December 31, 2000

                                                                                        Original     Interest    Loan     Maturity
Lender                                 Portfolio or Property                           Loan Amount     Rate   Term (yrs)    Date
------                                 ---------------------                           -----------     ----   ----------    ----
Fixed Rate Debt:
Deutsche Banc BT Alex. Brown           33 West Monroe Street                             12,500,000    11.00%    1.75     09/30/01
New York Life                          National City Center (1900 East 9th Street        61,577,115     6.75%     2.0     04/10/01
CIGNA                                  Continental Towers (1701 Golf Road)               75,000,000     7.22%     7.0     05/15/05
Capital Company of America             Commerce Point (3800 North Wilke Road)            20,000,000     7.07%    10.0     03/11/08
CIBC Oppenheimer                       Nardi Industrial                                  16,511,000     7.17%    10.0     05/01/08
Midland Loan Services                  Nardi Industrial                                  15,556,000     7.17%    10.0     05/01/08
Midland Realty Funding                 Nardi Industrial                                  14,933,000     7.17%    10.0     05/01/08
Sugar Grove-Randall Road Real
 Estate Partnership                    Aurora  Land                                         618,164     8.00%     0.5     06/30/00
Capital Company of America             Citibank Building (1699 East Woodfield R           8,775,000     7.18%    10.0     05/11/08
Deutsche Banc BT Alex. Brown           IBM Plaza (330 North Wabash Avenue)               30,000,000    11.75%     2.0     02/23/02
Greenwich Capital                      7100 Madison                                       3,908,000     8.44%    10.0      5/1//10
Capital Company of America             2100 Swift Drive                                   5,200,000     7.19%    10.0     05/11/08
Capital Company of America             6400 Shafer Court                                 14,350,000     7.09%    10.0     06/11/08
LaSalle Bank                           Jorie Plaza ( 800 Jorie Boulevard)                22,800,000     8.33%    10.0     12/01/10
Capital Company of America             Two Century Center (1700 East Golf Road           20,500,000     7.37%    10.0     11/11/08
Capital Company of America             Oakbrook Business Center                          12,000,000     7.37%    10.0     11/11/08
                                       (2000 York Road)
CIBC Oppenheimer                       Narco River Business Center                        2,800,000     8.68%    10.0     12/01/09
                                       (1600 167th Street)
Deutsche Banc Mortgage Capital         Brush Hill Office Courte                           8,200,000     8.76%    10.0     01/01/10
                                            (740 Pasquilleni Drive)
Capital Company of America             208 South LaSalle Street                          45,800,000     7.79%    15.0     04/11/13
                                                                                      --------------------------------------------
Total Fixed Rate Debt


Hedged Variable Rate Debt:
Deutsche Banc BT Alex. Brown           33 West Monroe Street                             65,000,000     7.88%     3.0     01/31/02
DGZ Deka Bank                          33 West Monroe Street                             67,000,000     8.00%     5.0     11/15/05
Greenwich Capital                      180 North LaSalle Street                          52,000,000     9.94%     3.5     01/15/04
Fleet National Bank                    33 West Monroe Street                             12,500,000    11.13%     3.0     11/15/03
Westdeutsche ImmobilienBank            IBM Plaza (330 North Wabash Avenue)              160,000,000     8.00%     5.0     12/31/02
                                                                                      --------------------------------------------
Total Hedged Variable Rate Debt


Variable Rate Debt:
LaSalle Bank, N.A.                     GE Distribution Center                            15,000,000     7.83%     2.0     01/31/00
                                            (475 Superior Avenue)
LaSalle Bank, N.A.                     Dearborn Center Land                              13,500,000     8.64%     2.0     01/03/01
                                            (Dearborn, Adams, State)
Corus Bank                             Monroe/Wacker Land                                24,000,000     9.00%     0.8     05/01/01
Lehman Brothers                        33 North Dearborn Street                          18,000,000     7.53%     2.0     01/31/01
LaSalle Bank, N.A.                     Pine Meadows Three-Story                          11,500,000     9.07%     1.0     04/21/01
Corus Bank                             Pine Meadows Three-Story                           9,383,000     8.60%     1.5     02/01/01
Corus Bank                             Pine Meadows Single-Story                          8,700,000     9.02%     1.5     02/01/01
Deutsche Banc BT Alex. Brown           Enterprise Office II (2305 Enterprise Drive        5,450,000     9.57%     1.0     03/01/01
Corus Bank                             2000 USG Drive                                     6,310,000     8.35%     1.5     02/01/01
Corus Bank                             320 Fullerton Avenue (Kimberly)                    8,050,000     8.35%     1.5     05/01/01
Corus Bank                             Monroe/Wacker Land                                 4,000,000     9.25%     2.3     11/01/01
Capital Company of America             180 North LaSalle Street                          20,000,000     8.38%     3.0     11/11/01
Bank United                            Jorie Plaza (800 Jorie Boulevard)                 21,000,000     7.88%     3.0     08/31/02
Corus Bank                             43-47 Hintz Road                                   6,000,000     9.02%     3.0     09/30/02
GE Capital Corporation                 122 South Michigan Avenue                         14,000,000     8.88%     5.0     05/21/04
LaSalle Bank, N.A.                     6700 Touhy                                         2,968,000     9.07%     1.0     03/28/01
LaSalle Bank, N.A.                     1455 Sequoia Drive                                 6,000,000     9.01%     2.0     06/13/02
LaSalle Bank, N.A.                     555 Kirk Road and 1543 Abbott Drive                2,500,000     8.87%     1.0     04/18/01
LaSalle Bank, N.A.                     Enterprise Office I                                7,645,152     8.92%     1.0     05/17/01
LaSalle Bank, N.A.                     Salt Creek and Sun Annex                           7,410,000     9.14%     1.0     06/30/01
Fleet National Bank                    National City Center, Jorie Plaza,                20,000,000    12.88%     3.0     06/30/03
                                           208 South LaSalle Street
TN Industrial Development              Tennessee Portfolio                                9,000,000     6.60%     3.0     12/01/14
     Revenue Bonds
Chicago Industrial Development         Enterprise VII - Enterprise X                     23,250,000     6.40%     4.0     06/01/22
     Revenue Bonds
IN Industrial Development              Enterprise I - Enterprise VI                      24,900,000     6.09%     4.0     06/01/22
     Revenue Bonds
Bank Boston Credit Facility            Various                                            7,526,768     8.13%     3.0     11/17/00
CIBC Oppenheimer                       National City Center                              10,000,000    10.38%     0.8     03/27/00
                                                                                      --------------------------------------------
Total Variable Rate Debt


Total Debt


                                                                                                                 Extension
Lender                            Portfolio or Property                             12/31/00       12/31/99        Option
------                            ---------------------                             --------       --------        ------
Fixed Rate Debt:
Deutsche Banc BT Alex. Brown      33 West Monroe Street                         $           -  $    12,500,000
New York Life                     National City Center (1900 East 9th Street       58,833,060       61,392,314
 CIGNA                             Continental Towers (1701 Golf Road)             71,963,083       73,206,079
Capital Company of America        Commerce Point (3800 North Wilke Road)           19,269,405       19,551,221
CIBC Oppenheimer                  Nardi Industrial                                 16,120,308       16,279,709
Midland Loan Services             Nardi Industrial                                 15,187,905       15,338,087
Midland Realty Funding            Nardi Industrial                                 14,579,647       14,723,814
Sugar Grove-Randall Road
 Real Estate Partnership          Aurora Land                                               -          618,164
Capital Company of America        Citibank Building (1699 East Woodfield            8,487,501        8,604,931
Deutsche Banc BT Alex. Brown      IBM Plaza (330 North Wabash Avenue)              30,000,000                -     One one-year
Greenwich Capital                 7100 Madison                                      3,894,616                -
Capital Company of America        2100 Swift Drive                                  5,032,324        5,100,627
Capital Company of America        6400 Shafer Court                                13,879,318       14,076,672
LaSalle Bank, N.A.                Jorie Plaza ( 800 Jorie Boulevard)               22,800,000                -
Capital Company of America        Two Century Center (1700 East Golf Road          19,960,033       20,226,633
Capital Company of America        Oakbrook Business Center                         11,683,922       11,839,980
                                (2000 York Road)
CIBC Oppenheimer                  Narco River Business Center                       2,771,310        2,798,041
                                (1600 167th Street)
Deutsche Banc Mortgage Capital    Brush Hill Office Courte                          8,156,570        8,200,000
                                        (740 Pasquilleni Drive)
Capital Company of America        208 South LaSalle Street                         44,720,077       45,148,202
                                                                                ------------------------------
                                                                                  367,339,079      329,604,474
Total Fixed Rate Debt                                                           ==============================

Hedged Variable Rate Debt:
Deutsche Banc BT Alex. Brown      33 West Monroe Street                                     -       65,000,000     Two one-year
DGZ Deka Bank                     33 West Monroe Street                            67,000,000                -     One two-year
Greenwich Capital                 180 North LaSalle Street                         52,000,000
Fleet National Bank               33 West Monroe Street                            12,500,000                -
Westdeutsche ImmobilienBank       IBM Plaza (330 North Wabash Avenue)             156,400,000      160,000,000     Two one-year
                                                                                ------------------------------
Total Hedged Variable Rate Debt                                                   287,900,000      225,000,000
                                                                                ==============================
 Variable Rate Debt:
LaSalle Bank Credit Facility      GE Distribution Center                                    -       12,000,000
                                       (475 Superior Avenue)
LaSalle Bank, N.A.                Dearborn Center Land                             11,000,000       13,500,000
                                       (Dearborn, Adams, State)
Corus Bank                        Monroe/Wacker Land                                        -       24,000,000
Lehman Brothers                   33 North Dearborn Street                                  -       18,000,000
LaSalle Bank, N.A.                Pine Meadows Three-Story                         11,259,730                -
Corus Bank                        Pine Meadows Three-Story                                  -        4,866,830
Corus Bank                        Pine Meadows Single-Story                         8,031,745        6,112,266
Deutsche Banc BT Alex. Brown      Enterprise Office II (2305 Enterprise             5,450,000                -           *
Corus Bank                        2000 USG Drive                                            -        4,435,528
Corus Bank                        320 Fullerton Avenue (Kimberly)                           -        5,123,671
Corus Bank                        Monroe/Wacker Land                                        -        4,000,000
Capital Company of America        180 North LaSalle Street                                  -       20,000,000
Bank United                       Jorie Plaza (800 Jorie Boulevard)                         -       20,922,619      One two-year
Corus Bank                        43-47 Hintz Road                                  5,720,000        5,960,000
GE Capital Corporation            122 South Michigan Avenue                                 -       14,000,000
LaSalle Bank, N.A.                6700 Touhy                                        2,888,853                -           *
LaSalle Bank, N.A.                1455 Sequoia Drive                                5,006,846                -
LaSalle Bank, N.A.                555 Kirk Road and 1543 Abbott Drive               2,445,167                -           *
LaSalle Bank, N.A.                Enterprise Office I                               7,600,750                -           *
LaSalle Bank, N.A.                Salt Creek and Sun Annex                          7,379,072                -           *
Fleet National Bank               National City Center, Jorie Plaza,               20,000,000                -
                                      208 South LaSalle Street
TN Industrial Development         Tennessee Portfolio                               9,000,000       26,300,000
     Revenue Bonds
Chicago Industrial Development    Enterprise VII - Enterprise X                    23,250,000       23,250,000
     Revenue Bonds
IN Industrial Development         Enterprise I - Enterprise VI                     24,900,000       24,900,000
     Revenue Bonds
Bank Boston Credit Facility       Various                                                   -        7,526,768
CIBC Oppenheimer                  National City Center                                      -        9,668,884
                                                                                ------------------------------
Total Variable Rate Debt                                                           143,932,163     244,566,566
                                                                                ------------------------------

Total Debt                                                                      $  799,171,242  $  799,171,040
                                                                                ===============================

* Converts to a fixed rate ten-year maturity



                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2000

Indebtedness Allocation as of December 31, 2000

                                  [PIE CHART]

Non-Hedged Variable Rate          10.8%
Low Floater IDRBs                  7.2%
Hedged Variable Rate              36.0%
Fixed Rate                        46.0%


                                    [GRAPH]



Fixed Rate                 367,339,000
Hedged Variable Rate       287,900,000
Low Floater IDRBs           57,150,000
Non-Hedged Variable Rate    86,782,000




                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
20                                (NYSE: PGE)                            4Q 2000

Interest Rate Hedge Agreements
December 31, 2000


                    Type                                             Financial          Effec-
                     Of                     Notional      Floating    Institu-  Trade    tive      Value     Maturity Total
Counterparty        Hedge        Strike      Amount        Index        tion    Date     Date       Date       Date   Years
------------------------------------------------------------------------------------------------------------------------------------
33 W. Monroe, LLC    Collar    7.5%-3.73%  $ 65,000,010  1 Mo. LIBOR   CIBC    01/28/99  01/31/99  12/29/00  01/31/02  3.0  1.9  1.1

33 W. Monroe, LLC    Corridor   6.5%-7.5%  $ 67,000,010  1 Mo. LIBOR   Fleet   11/14/00  11/15/00  12/29/00  01/31/02  1.2  1.9  1.1

33 W. Monroe-I, LLC  Cap       8.35%-9.0%  $ 12,500,010  1 Mo. LIBOR   Fleet   11/14/00  11/15/00  12/29/00  11/15/03  3.0  0.1  0.9

330 N. Wabash Avenue               6.300%  $160,000,010  1 Mo. LIBOR  Morgan   12/09/99  12/10/99  12/29/00  12/10/02  3.0  1.1  1.9

180 N. LaSalle, LLC  Cap            7.25%  $ 52,000,010  1 Mo. LIBOR    SBCM   07/10/00  07/11/00  12/29/00  08/01/01  1.1  0.5  0.6


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
21                                (NYSE: PGE)                            4Q 2000

Indebtedness Maturities Split between Scheduled Amortization and Scheduled Maturities December 31, 2000


                                                                                               Cumulative
                              Scheduled                           Total         Percentage     Percentage
                            Amortization       Scheduled        Scheduled        of Debt        of Debt
                   Year       Payments        Maturities        Maturities       Maturing       Maturing
                  -------  --------------   ---------------  ----------------  ------------   ------------
                   2001    $  8,566,560      $,162,267,567    $ 170,834,127       21.4%          21.4%
                   2002       4,326,895        192,776,846      197,103,741       24.7%          46.0%
                   2003       4,326,132         32,500,000       36,826,132        4.6%          50.6%
                   2004       4,615,115         52,000,000       56,615,115        7.1%          57.7%
                   2005       3,959,821        132,264,755      136,224,576       17.0%          74.8%
                  2006+      15,197,220        186,370,332      201,567,552       25.2%         100.0%
                  ----------------------------------------------------------------------------------------
                  TOTAL    $  40,991,743     $ 758,179,500    $ 799,171,243      100.0%         100.0%


                      Percentage of Indebtedness Maturing

                             [GRAPH APPEARS HERE]



                Cumulative Percentage of Indebtedness Maturing

                             [GRAPH APPEARS HERE]


               Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
22                                (NYSE: PGE)                            4Q 2000

Total Office and Industrial Properties and Square Feet Owned/Under Contract and Total Joint Venture Interests


-------------------------------------
TOTAL PROPERTIES OWNED:
-------------------------------------

Office Properties                                                              Amount
Total CBD Office Owned                                                            6

Total Surburban Office Owned                                                     21
                                                                        ----------------------

Total Office Owned                                                               27
                                                                        ----------------------

Industrial Properties
Total Warehouse/Distribution Industrial Owned                                    19

Total Crane Industrial Owned                                                     12
                                                                        ----------------------

Total Industrial Owned                                                           31
                                                                        ----------------------

Total Office and Industrial Owned                                                58
                                                                        ======================

-------------------------------------
TOTAL SQUARE FEET OWNED:
-------------------------------------

Office                                                                            Square Feet
Total CBD Office Owned                                                              5,536,134

Total Suburban Office Owned                                                         3,725,339
                                                                        ----------------------

Total Office Owned                                                                  9,261,473
                                                                        ----------------------

Industrial
Total Warehouse/Distribution Industrial Owned                                       1,769,059

Total Crane Industrial Owned                                                        2,418,031
                                                                        ----------------------

Total Industrial Owned                                                              4,187,090
                                                                        ----------------------

Total Office and Industrial Owned                                                  13,448,563
                                                                        ======================

-------------------------------------
Joint Venture Interests:
-------------------------------------

Total Joint Venture Development Interests                                           2,896,986


                                      Land Square    Pro Forma Square
                                        Footage          Footage
                                     -----------------------------------
      Pine Meadows                   5.28 acres         90,844
      Dearborn Center                1.53 acres      1,515,298
      Monroe/Wacker                  1.48 acres      1,200,000


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
23                                (NYSE: PGE)                            4Q 2000

Property Summary
December 31, 2000

                                                                                Gross Leasable Area      Annualized Base Rent
                                                                                -------------------      --------------------
                                                                                Square                               Annual Base
                                                   Rentable      Year Built/    Footage   % Leased as    Annualized    Rent per
                                 City              Square Fee     Renovated     Leased    of 12/31/00    Base Rent   Square Foot
                                 ----              -----------     ---------     ------    -----------    ---------   -----------
   CBD Office Properties
   ---------------------
   180 North LaSalle Street      Chicago, IL           758,107   1999            699,850       92.3%     $11,991,093     $17.13
   208 South LaSalle Street      Chicago, IL           866,107   1914/1956/      825,754       95.3%     $12,061,468     $14.61
                                                                 1982/1991

   33 West Monroe Street         Chicago, IL           848,638   1980            845,174       99.6%     $13,089,864     $15.49
   77 West Wacker Drive          Chicago, IL           944,556   1992            942,434       99.8%     $25,362,202     $26.91
   IBM Plaza                     Chicago, IL         1,351,761   1971          1,293,805       95.7%     $17,363,763     $13.42
   National City Center          Cleveland, OH         766,965   1980            762,522       99.4%     $10,141,322     $13.30

   Suburban Office Properties
   --------------------------
   2000 York Road                Oak Brook, IL         199,711   1960/1986       195,259       97.8%      $2,250,054     $11.52
   2100 Swift                    Oak Brook, IL          58,000   1985/1991        58,000      100.0%        $832,300     $14.35
   6400 Shafer Court             Rosemont, IL          166,122   1980/1990       163,526       98.4%      $2,298,881     $14.06
   7100 Madison Avenue           Willowbrook, IL        50,157   1998             50,157      100.0%        $514,848     $10.26
   Atrium Building               Naperville, IL         65,347   1979             64,495       98.7%        $875,016     $13.57
   Brush Hill Office Court       Westmont, IL          113,740   1986            108,728       95.6%      $1,427,188     $13.13
   Centre Square I               Knoxville, TN          93,711   1988             78,970       84.3%      $1,161,300     $14.71
   Citibank Building             Schaumburg, IL        105,602   1979            105,602      100.0%      $2,024,732     $19.17
   Commerce Point Combined       Arlington Hts, IL     237,066   1987/1989       228,553       96.4%      $3,346,894     $14.64
   Continental Towers            Rolling Meadows, IL   925,822   1977/1979/1981  906,982       98.0%     $11,845,365     $13.06
   Enterprise Center             Westchester, IL       129,574   1987            123,262       95.1%      $1,544,030     $12.53
   Enterprise Center II          Westchester, IL        62,580   1998/1999        62,580      100.0%        $849,287     $13.57
   Jorie Plaza                   Oak Brook, IL         191,666   1961/1992       191,666      100.0%      $3,222,792     $16.81
   Narco River Business Center   Calumet City, IL       65,404   1981             58,205       89.0%        $757,859     $13.02
   Narco Tower Road              Schaumburg, IL         50,400   1992             50,400      100.0%        $563,100     $11.17
   Olympian Office Center        Lisle, IL             173,132   1989            171,699       99.2%      $2,539,834     $14.79
   Thistle Landing               Phoenix, AZ           386,048   2000            259,006       67.1%      $3,391,524     $13.10
   Pine Meadows Corporate Cent   Libertyville, IL      203,611   1999            197,076       97.0%      $2,691,416     $13.66
   Salt Creek/Sun Annex          Schaumburg, IL        126,037   1979/1986       118,871       94.3%      $1,228,028     $10.33
   Two Century Centre            Schaumburg, IL        219,842   1989            219,842      100.0%      $2,227,027     $10.13
   Wauwatosa                     Wauwatosa, WI         101,767   1979             93,805       92.2%      $1,326,250     $14.14
                                                     ---------                 --------------------
   Total Office Owned:                               9,261,473                 8,876,223       95.8%
                                                     ---------                 --------------------

                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
24                                (NYSE: PGE)                            4Q 2000

December 31, 2000

                                                                                      Gross Leasable Area     Annualized Base Rent
                                                                                      -------------------     --------------------
                                                                                       Square                            Annual Base
                                                            Rentable    Year Built/   Footage   % Leased as  Annualized   Rent per
                                       City                Square Feet  Renovated     Leased    of 12/31/00  Base Rent   Square Foot
                                       ----               -----------  ---------      ------    -----------  ---------   -----------
    Warehouse/Distribution Prop.
    ---------------------------
    1401 South Jefferson Street        Chicago, IL          17,265      1965/1985      17,265    100.0%    $    99,824.64     $5.78
    1543 Abbott Drive                  Wheeling, IL         43,930      1983           43,930    100.0%    $   122,013.60     $2.78
    350 Randy Road                     Carol Stream, IL     25,200      1974           18,900     75.0%    $   105,037.44     $5.56
    43-47 Hintz Road                   Wheeling, IL        310,156      1961/1990     310,156    100.0%    $   976,991.40     $3.15
    550 Kehoe Boulevard                Carol Stream, IL     44,575      1997           44,575    100.0%    $   312,649.44     $7.01
    555 Kirk Road                      St. Charles, IL      62,400      1990           62,400    100.0%    $         0.00     $0.00
    6700 Touhy Avenue                  Niles, IL           120,000      1968          120,000    100.0%    $   498,522.72     $4.15
    Arlington Heights Combined         Arlington Hts, IL   304,506      1978          304,506    100.0%    $ 1,102,512.48     $3.62
    1051 Kirk Road                     Batavia, IL         120,004      1990          120,004    100.0%    $         0.00     $0.00
    200 Fullerton                      Carol Stream, IL     66,254      1968/1995      66,254    100.0%    $   289,590.12     $4.37
    4160 Madison                       Hillside, IL         90,344      1977/1992      90,344    100.0%    $   378,721.44     $4.19
    4300 Madison                       Hillside, IL        127,129      1980          115,257     90.7%    $   524,337.00     $4.55
    Narco Elmhurst - 343 Carol Lane    Elmhurst, IL         30,084      1989           30,084    100.0%    $   197,351.04     $6.56
    Narco Elmhurst - 370 Carol Lane    Elmhurst, IL         60,290      1977/1994      60,290    100.0%    $   288,552.00     $4.79
    Narco Elmhurst - 388 Carol Lane    Elmhurst, IL         40,920      1979           40,920    100.0%    $   216,227.40     $5.28
    Narco Elmhurst-342-46 Carol Lane   Elmhurst, IL         67,935      1989           67,935    100.0%    $   349,585.44     $5.15
    Narco Hillside-4160-70 Madison     Hillside, IL         79,532      1974/1994      79,532    100.0%    $   414,643.20     $5.21
    Tri-State Industrial-11039 Gage    Franklin Park, IL    21,935      1965/1993      21,935    100.0%    $   110,322.96     $5.03
    Tri-State Industrial-11045 Gage    Franklin Park, IL   136,600      1970/1992     136,600    100.0%    $   571,349.88     $4.18

    Crane Properties
    ----------------
    Enterprise Center VII- A,P         Chicago, IL         462,131      1916/1991-96  462,131    100.0%    $ 1,081,996.92     $2.34
    Enterprise Center VIII             Chicago, IL         242,199      1916/1991-96  242,199    100.0%    S   689,904.00     $2.85
    Enterprise Center X-T,C            Chicago, IL         172,945      1916/1991-96  169,829     98.2%    $   360,324.00     $2.12
    Enterprise Center IX- Q,R,S        Chicago, IL         156,996      1916/1991-96  156,996    100.0%    $   329,842.68     $2.10
    Enterprise Center II               East Chicago, IN    169,435      1917/1991-97   28,978     17.1%    $    89,020.44     $3.07
    Enterprise Center III              East Chicago, IN    291,550      1917/1991-97  291,550    100.0%    $ 1,347,876.60     $4.62
    Enterprise Center IV               East Chicago, IN     87,483      1917/1991-97   85,799     98.1%    $         0.00     $0.00
    East Chicago Enterprise Center     East Chicago, IN     54,070      1917/1991-97   40,000     74.0%    $   291,657.48     $7.29
    Enterprise Center V                Hammond, IN         196,475      1920-1952     196,475    100.0%    $   464,976.00     $2.37
    Enterprise Center VI               Hammond, IN         250,266      1920-1952     248,255     99.2%    $   390,549.12     $1.57
    Hammond Enterprise Center          Hammond, IN          76,821      1920-1952      69,825     90.9%    $   190,242.24     $2.72
    Prime Aurora                       Aurora, IL          257,660      2000          161,000     62.5%    $   523,251.24     $3.25
                                                       -----------                 --------------------

    Total Industrial Owned                               4,187,090                  3,903,924     93.2%
                                                       -----------                 --------------------

    Total RSF                                           13,448,563                 12,534,964     93.2%
                                                       ===========                 ====================


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2000

Largest Office Tenants-Annualized Base Rent
December 31, 2000

                                                                                                   2000
                                                                Total Square      % of Total     Annualized
             Tenant                        Building            Footage Occupied     Portfolio     Base Rent*
             ------                        --------           ----------------     ---------     ----------

Arthur Andersen, LLP                 33 W. Monroe St./IBM           665,652         6.65%        $  9,638,990

R.R. Donnelley & Sons Co.            77 W. Wacker Dr.                241,569        5.43%           7,872,734

National City Bank                   National City Center            520,425        5.00%           7,247,362

First Union Securities, Inc.         77 W. Wacker Dr.                241,225        4.45%           6,452,769

Jenner & Block                       IBM Plaza                       338,032        4.07%           5,900,502

Motorola, Inc.                       Continental Towers/Pine         317,300        3.16%           4,581,635
                                     Meadows/Two Century

Jones Day Reavis & Pogue             77 W. Wacker Dr.                118,112        2.77%           4,016,957

Ernst & Young, LLP                   National City Center/           184,156        2.29%           3,314,808
                                     IBM Plaza


IBM Corporation                      IBM/Continental Towers          332,999        2.29%           3,311,104

Accenture (formerly                  180 N. LaSalle St.              171,887        1.90%           2,750,193
 Andersen Consulting)
                                                               -------------------------------------------------
                                                                   3,131,357       38.02%        $ 55,087,053
                                                               =================================================

* Rent amounts as of December 31, 2000


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2000

Largest Office Tenants-by Square Footage**
December 31, 2000

                                                                                                 2000
                                                               Total Square      % of Total   Annualized      Annualized
             Tenant                       Building           Footage Occupied    Portfolio    Base Rent*    Base Rent PSF
             ------                       --------           ----------------    ---------    ----------    -------------
Arthur Andersen, LLP             33 West Monroe St./IBM          665,652           5.09%      $ 9,638,990       $14.48

National City Bank               National City Center            520,425           3.98%        7,247,362       $13.93

Jenner & Block                   IBM Plaza                       338,032           2.58%        5,900,502       $17.46

IBM Corporation                  IBM/Continental Towers          332,999           2.54%        3,311,104       $ 9.94

Motorola, Inc.                   Continental Towers/Pine         317,300           2.42%        4,581,635       $14.44
                                 Meadows/Two Century

ABN AMRO Capital Markets         208 S. LaSalle St.              254,948           1.95%        2,499,744       $ 9.80

R.R. Donnelley & Sons Co.        77 West Wacker Dr.              241,569           1.85%        7,872,734       $32.59

First Union Securities, Inc.     77 West Wacker Dr.              241,225           1.84%        6,452,769       $26.75

Ernst & Young, LLP               National City Center /          184,156           1.41%        3,314,808       $18.00
                                 IBM Plaza

Andersen Consulting (Accenture)  180 North LaSalle St.           171,887           1.31%        2,750,193       $16.00

                                                            ----------------------------------------------------------------
                                                               3,268,193          24.97%      $53,569,840       $16.39
                                                            ================================================================

* Rent amounts are as of December 31, 2000

**Tenants who occupy the largest percentage of square footage in the portfolio


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
26                                (NYSE: PGE)                            4Q 2000

Largest Industrial Tenants-Annualized Base Rent
December 31, 2000

                                                                                                  2000
                                                                Total Square     % of Total    Annualized      Annualized
Tenant                                     Building           Footage Occupied    Portfolio     Base Rent*    Base Rent PSF
------                                     --------           ----------------    ---------     ----------    -------------
Tenneco Packaging                 43-47 Hintz Road                310,156           0.67%       $ 976,991         $ 3.15

Dynamic Manufacturing             4160-4190 Madison               184,191           0.56%         814,917         $ 4.42
  Company                         4300 Madison
                                  4211 Madison

Great Lakes Metals, LLC           Enterprise Center III           154,275           0.55%         798,777         $ 5.18

Co-Steel Lasco, Inc.              Enterprise Center VII           385,345           0.54%         779,656         $ 2.02

A.M. Castle & Co.                 Enterprise Center V             252,595           0.42%         603,702         $ 2.39
                                  Hammond Enterprise Center

Echlin, Inc.                      11045 Gage                      136,600           0.39%         571,350         $ 4.18

AG Industries, Inc.               Enterprise Center III           137,275           0.38%         549,100         $ 4.00

Amurol Confections Company        1455 Sequoia Drive              161,000           0.36%         523,251         $ 3.25

Semblex Corporation               370 Carol Lane                  108,151           0.36%         522,712         $ 4.83
                                  342-346 Carol Lane

StrandTek, Inc.                   Enterprise Center IX            227,371           0.32%         467,774         $ 2.06
                                  Enterprise Center VIII
                                  Enterprise Center X

                                                             ------------------------------------------------------------
                                                                2,056,959           4.56%       6,608,230         $ 3.21
                                                             ============================================================

*  Rent amounts as of December 31, 2001


                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
28                                (NYSE: PGE)                            4Q 2000

Top Ten Industrial Tenants-by Square Footage**
December 31, 2000

                                                      Total Square      % of        2000
                                                        Footage        Total     Annualized     Annualized
Tenant                                Building          Occupied     Portfolio   Base Rent*    Base Rent PSF
------                                --------          --------     ---------   ----------    -------------
Co-Steel Lasco, Inc.        Enterprise Center VII       385,345       2.94%     $   779,656        $2.02

Tenneco Packaging           43-47 Hintz Road            310,156       2.37%         976,991        $3.15

A.M. Castle & Co.           Enterprise Center V         252,595       1.93%         603,702        $2.39
                            Hammond Enterprise Center

StrandTek, Inc.             Enterprise Center VIII      227,371       1.74%         467,774        $2.06
                            Enterprise Center IX
                            Enterprise Center X

Dynamic Manufacturing       4160-4190 Madison           184,191       1.41%         814,917        $4.42
 Company                    4300 Madison
                            4211 Madison

Amurol Confections Company  1455 Sequoia Drive          161,000       1.23%         523,251        $3.25

Williams Steel & Supply     Enterprise Center VIII      160,340       1.23%         396,040        $2.47

Great Lakes, LLC            Hammond Enterprise Center   154,275       1.18%         798,777        $5.18

AG Industries, Inc.         Enterprise Center III       137,275       1.05%         549,100        $4.00

BWD Automotive Corporation  11045 Gage Ave.             136,600       1.04%         290,620        $2.12

                                                     ---------------------------------------------------
                                                      2,109,148      16.12%     $ 6,200,828        $2.94
                                                     ===================================================

* Rent amounts are as of December 31, 2000
**Tenants who occupy the largest percentage of square footage in the portfolio





                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                   (NYSE: PGE)                           4Q 2000

                      PGE Stock Performance Year-to-Date

                                    [GRAPH]








                Supplemental Financial and Operating Statistics
                           Prime Group Realty Trust
                                 (NYSE: PGE)                             4Q 2000

                             INVESTOR INFORMATION

Inquiries

Prime Group Realty Trust ( NYSE: PGE ) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
-----------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:           312.917.1300
Facsimile:       312.917.1310

E-mail:          mwilliams@pgrt.com

Website:         www.pgrt.com

Research Coverage:


Friedman, Billings, Ramsey & Co.          Merrill Ross            703.469.1271

Legg Mason Wood Walker, Inc.              Glenn D. Muller         410.454.5149

Sidoti & Company, LLC                     Barbara R. Huber        212.453.7020

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com







                Supplimental Financial and Operating Statistics
                           Prime Group Realty Trust
                                  (NYSE: PGE)                            4Q 2000

31